THE PHOENIX-ENGEMANN FUNDS



                         PHOENIX-ENGEMANN VALUE 25 FUND

      Supplement dated January 18, 2001 to the Prospectus dated May 1, 2000


    On January 16, 2001, the Board of Trustees of The Phoenix-Engemann Funds voted to direct the mandatory redemption of all shares of all classes of the Phoenix-Engemann Value 25 Fund. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining this Fund. The Phoenix-Engemann Value 25 Fund is therefore closed to new investors.

    On or about February 23, 2001, this Fund will be closed to all investor deposits and will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of The Phoenix-Engemann Value 25 Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on February 23, 2001.


        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.


PXP 2001/V25 (1/01)